UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 30, 2012

AUTHENTIDATE HOLDING CORP.

(Exact name of registrant as specified in its charter)

COMMISSION FILE NUMBER: 0-20190

DELAWARE	14-1673067
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Connell Corporate Center

300 Connell Drive, 5th Floor

Berkeley Heights, New Jersey 07922

(Address and zip code of principal executive offices)

(908) 787-1700

(Registrant’s telephone number, including area code

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03	Material Modifications to Rights of Securities Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 30, 2012, Authentidate Holding Corp. (the “Company”) filed a Certificate of Amendment to its Certificate of Incorporation of the Company, as amended (the “Amendment”), to implement a one-for-two reverse split of its common stock (the “Reverse Split”), as previously authorized and approved at the Company’s annual meeting of stockholders on June 21, 2012. The Reverse Split was effective as of 5:01 p.m. (Eastern Time) on August 30, 2012, and the Company’s common stock will begin trading on The NASDAQ Capital Market on a post-split basis on August 31, 2012.

As a result of the Reverse Split, every two shares of issued and outstanding common stock were combined into one share of issued and outstanding common stock. In addition, the Reverse Split effected a proportionate adjustment to the per share exercise price and the number of shares issuable upon the exercise or settlement of all outstanding options and warrants to purchase or acquire, as applicable, shares of the Company’s common stock, and the number of shares reserved for issuance pursuant to the Company’s existing equity incentive compensation plans were reduced proportionately. The Reverse Split also effected a proportionate adjustment to the conversion price and number of shares of common stock issuable upon the conversion of all outstanding shares of convertible preferred stock.

No fractional shares will be issued as a result of the Reverse Split, and stockholders who otherwise would be entitled to a fractional share will receive, in lieu thereof, a cash payment based on the closing sale price of the Company’s common stock as reported on The NASDAQ Capital Market on August 30, 2012. The new CUSIP number for the Company’s common stock following the Reverse Stock Split is 052666203.

Because the Amendment did not reduce the number of authorized shares of the Company’s common stock in the same proportion as the Reverse Split, the effect of the Amendment is to increase the number of shares of common stock available for issuance relative to the number of shares issued and outstanding. The Reverse Split did not alter the par value of the Company’s common stock or modify any voting rights or other terms of the common stock.

A copy of the Amendment, as filed with the Secretary of State of the State of Delaware on August 30, 2012, is attached hereto as Exhibit 3.1. On August 30, 2012, the Company issued a press release announcing the Reverse Split. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are attached to this Form 8-K:

Exhibit No.	Description

3.1	Certificate of Amendment to Certificate of Incorporation

99.1	Press Release dated August 30, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AUTHENTIDATE HOLDING CORP.

By:	/s/ O’Connell Benjamin

Name:	O’Connell Benjamin
Title:	Chief Executive Officer and President

Date: August 30, 2012

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Amendment to Certificate of Incorporation

99.1	Press Release dated August 30, 2012

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